UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 5, 2004


                             PACIFIC CAPITAL BANCORP
                             -----------------------
             (Exact name of registrant as specified in its charter)


       California                       0-11113                 95-3673456
       ----------                       -------                 ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. employer
 incorporation or organization)                           identification number)


                                1021 Anacapa St.
                         Santa Barbara, California 93101
                         -------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (805) 564-6298
                                                           --------------

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On March 5, 2004, Pacific Capital Bancorp, Santa Barbara, California (the "Company"), completed its acquisition of all of the outstanding capital stock of Pacific Crest Capital, Inc., Agoura Hills, California ("PCCI"), the parent company of Pacific Crest Bank, Agoura Hills, California.

     The Company acquired PCCI through the statutory merger (the "Merger") of New PCCI, Inc., a wholly owned subsidiary of Pacific Capital Bank, National Association (a wholly-owned subsidiary of the Company), with and into PCCI, with PCCI being the surviving corporation in the Merger. The total cash consideration paid in the acquisition was approximately $136.1 million. The Merger was approved by the shareholders of PCCI at a special meeting held on February 6, 2004.

     Shortly after completion of the Merger, PCCI was merged with and into the Company, with the Company surviving such merger, and Pacific Crest Bank was merged into Pacific Capital Bank, National Association.

     A copy of the Company's press release announcing its completion of the acquisition of PCCI is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

     The following is furnished in accordance with Item 601 of Regulation S-K:

Exhibit No.             Description
-----------             -----------

Exhibit 4.1 In connection with the Merger and the subsequent merger of PCCI with and into the Company, the Company has assumed the obligations of PCCI under certain indentures dated March 20, 2003, April 23, 2003, and August 12, 2003. Pursuant to Instruction 3.(b)(4)(iii)(A) of Item 601 of Regulation S-K, management agrees to furnish to the Securities and Exchange Commission, upon request, a copy of such agreements and instruments.

Exhibit 99.1 Press release, dated March 5, 2004, titled "Pacific Capital Bancorp Completes Acquisition of Pacific Crest Capital, Inc."

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PACIFIC CAPITAL BANCORP


Dated: March 8, 2004                    By:    /s/Donald E. Lafler
                                               ----------------------------
                                               Donald E. Lafler, Executive Vice
                                               President and CFO

                                INDEX TO EXHIBITS

Exhibit No.             Description
-----------             -----------

Exhibit 99.1 Press release, dated March 5, 2004, titled "Pacific Capital Bancorp completes acquisition of Pacific Crest Capital, Inc."